AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31913-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Small Cap Value Fund, a series of VALIC Company II ("Target Small Cap Value Fund"). Pursuant to the Reorganization Agreement, the Target Small Cap Value Fund would transfer all of its assets to the Small Cap Value Fund, a newly created series of VALIC Company I (the "Acquiring Small Cap Value Fund"), in exchange for the assumption by the Acquiring Small Cap Value Fund of all of the liabilities of the Target Small Cap Value Fund and shares of the Acquiring Small Cap Value Fund, which shares will be distributed by the Target Small Cap Value Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐
2.	To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.			

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at:
www.proxyvote.com

Please detach at perforation before mailing.

D31914-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Small Cap Value Fund (the "Fund"), a series of VALIC Company II, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31915-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Capital Appreciation Fund, a series of VALIC Company II ("Target Capital Appreciation Fund"). Pursuant to the Reorganization Agreement, the Target Capital Appreciation Fund would transfer all of its assets to the Capital Appreciation Fund, a newly created series of VALIC Company I (the "Acquiring Capital Appreciation Fund"), in exchange for the assumption by the Acquiring Capital Appreciation Fund of all of the liabilities of the Target Capital Appreciation Fund and shares of the Acquiring Capital Appreciation Fund, which shares will be distributed by the Target Capital Appreciation Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at:
www.proxyvote.com

Please detach at perforation before mailing.

D31916-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Capital Appreciation Fund (the "Fund"), a series of VALIC Company II, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31917-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Aggressive Growth Lifestyle Fund, a series of VALIC Company II ("Target Aggressive Growth Lifestyle Fund"). Pursuant to the Reorganization Agreement, the Target Aggressive Growth Lifestyle Fund would transfer all of its assets to the Aggressive Growth Lifestyle Fund, a newly created series of VALIC Company I (the "Acquiring Aggressive Growth Lifestyle Fund"), in exchange for the assumption by the Acquiring Aggressive Growth Lifestyle Fund of all of the liabilities of the Target Aggressive Growth Lifestyle Fund and shares of the Acquiring Aggressive Growth Lifestyle Fund, which shares will be distributed by the Target Aggressive Growth Lifestyle Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at:
www.proxyvote.com

Please detach at perforation before mailing.

D31918-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Aggressive Growth Lifestyle Fund (the "Fund"), a series of VALIC Company II, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31919-TBD

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Moderate Growth Lifestyle Fund, a series of VALIC Company II ("Target Moderate Growth Lifestyle Fund"). Pursuant to the Reorganization Agreement, the Target Moderate Growth Lifestyle Fund would transfer all of its assets to the Moderate Growth Lifestyle Fund, a newly created series of VALIC Company I (the "Acquiring Moderate Growth Lifestyle Fund"), in exchange for the assumption by the Acquiring Moderate Growth Lifestyle Fund of all of the liabilities of the Target Moderate Growth Lifestyle Fund and shares of the Acquiring Moderate Growth Lifestyle Fund, which shares will be distributed by the Target Moderate Growth Lifestyle Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021. The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D31920-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Moderate Growth Lifestyle Fund (the "Fund"), a series of VALIC Company II, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31921-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Conservative Growth Lifestyle Fund, a series of VALIC Company II ("Target Conservative Growth Lifestyle Fund"). Pursuant to the Reorganization Agreement, the Target Conservative Growth Lifestyle Fund would transfer all of its assets to the Conservative Growth Lifestyle Fund, a newly created series of VALIC Company I (the "Acquiring Conservative Growth Lifestyle Fund"), in exchange for the assumption by the Acquiring Conservative Growth Lifestyle Fund of all of the liabilities of the Target Conservative Growth Lifestyle Fund and shares of the Acquiring Conservative Growth Lifestyle Fund, which shares will be distributed by the Target Conservative Growth Lifestyle Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at:
www.proxyvote.com

Please detach at perforation before mailing.

D31922-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Conservative Growth Lifestyle Fund (the "Fund"), a series of VALIC Company II, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31923-TBD

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the International Opportunities Fund, a series of VALIC Company II ("Target International Opportunities Fund"). Pursuant to the Reorganization Agreement, the Target International Opportunities Fund would transfer all of its assets to the International Opportunities Fund, a newly created series of VALIC Company I (the "Acquiring International Opportunities Fund"), in exchange for the assumption by the Acquiring International Opportunities Fund of all of the liabilities of the Target International Opportunities Fund and shares of the Acquiring International Opportunities Fund, which shares will be distributed by the Target International Opportunities Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at:
www.proxyvote.com

Please detach at perforation before mailing.

D31924-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the International Opportunities Fund (the "Fund"), a series of VALIC Company II, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31925-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the High Yield Bond Fund, a series of VALIC Company II ("Target High Yield Bond Fund"). Pursuant to the Reorganization Agreement, the Target High Yield Bond Fund would transfer all of its assets to the High YieldBond Fund, a newly created series of VALIC Company I (the "Acquiring High Yield Bond Fund"), in exchange for the assumption by the Acquiring High Yield Bond Fund of all of the liabilities of the Target High Yield Bond Fund and shares of the Acquiring High Yield Bond Fund, which shares will be distributed by the Target High Yield Bond Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at:
www.proxyvote.com

Please detach at perforation before mailing.

D31926-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the High Yield Bond Fund (the "Fund"), a series of VALIC Company II, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31927-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Mid Cap Value Fund, a series of VALIC Company II ("Target Mid Cap Value Fund"). Pursuant to the Reorganization Agreement, the Target Mid Cap Value Fund would transfer all of its assets to the Mid Cap Value Fund, a newly created series of VALIC Company I (the "Acquiring Mid Cap Value Fund"), in exchange for the assumption by the Acquiring Mid Cap Value Fund of all of the liabilities of the Target Mid Cap Value Fund and shares of the Acquiring Mid Cap Value Fund, which shares will be distributed by the Target Mid Cap Value Fund to the holders of its shares in complete liquidation thereof; and	▢	▢	▢

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at:
www.proxyvote.com

Please detach at perforation before mailing.

D31928-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Mid Cap Value Fund (the "Fund"), a series of VALIC Company II, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31929-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the U.S. Socially Responsible Fund, a series of VALIC Company II ("Target U.S. Socially Responsible Fund"). Pursuant to the Reorganization Agreement, the Target U.S. Socially Responsible Fund would transfer all of its assets to the U.S. Socially Responsible Fund, a newly created series of VALIC Company I (the "Acquiring U.S. Socially Responsible Fund"), in exchange for the assumption by the Acquiring U.S. Socially Responsible Fund of all of the liabilities of the Target U.S. Socially Responsible Fund and shares of the Acquiring U.S. Socially Responsible Fund, which shares will be distributed by the Target U.S. Socially Responsible Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at:
www.proxyvote.com

Please detach at perforation before mailing.

D31930-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the U.S. Socially Responsible Fund (the "Fund"), a series of VALIC Company II, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.